                                                                   EXHIBIT 10.22

                              AMENDMENT TO WARRANTS

         This Amendment to Warrants (this "Amendment") is entered into as of April 7, 2003. Reference is made to certain warrants issued on October 24, 1997 (collectively, the "Series A Warrants") pursuant to the Securities Purchase Agreement dated as of October 24, 1997, by Digital Theater Systems, Inc. (the "Company") to the persons set forth on Schedule A attached hereto (the "Investors"), granting the Investors rights to purchase shares of the Company's common stock up to the amounts set forth on Schedule A.

         WHEREAS, pursuant to Section 5(f) of the Series A Warrants, amendments to the Series A Warrants shall be effective and binding on all holders of the Series A Warrants if agreed to in writing by the Company and the Holders (as defined therein) of 80% in interest of the Series A Warrants.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the undersigned Investors hereby agree to amend the Series A Warrants as set forth below.

1. The definition of Qualified Public Offering contained in Section 1(b) of the Series A Warrants is hereby amended to read in its entirety as follows:

         "`Qualified Public Offering' shall mean an Initial Public Offering underwritten on a firm commitment basis which results in aggregate gross cash proceeds to the Company of not less than $20,000,000."

2. The definition of Excluded Stock contained in Section 1(b) of the Series A Warrants is hereby amended to read in its entirety as follows:

         "`Excluded Stock' shall mean (i) the Company's warrants to purchase an aggregate of 608,238 shares of Common Stock at $.53 per share issuable to Universal City Studios, Inc. and Forth Investments, LLC (collectively, the "Universal and Spielberg Warrants"); (ii) warrants to purchase an aggregate of 59,435 shares of the Company's Preferred Stock and/or Common Stock issued to Hambrecht & Quist, LLC (the "H&Q Warrant"), exercisable at $2.019 per share; (iii) warrants to purchase an aggregate of 4,253,327 shares of Common Stock at $6.057 per share issued to certain of the Company's Common Stock holders (the "Offering Warrants"); (iv) options to purchase an aggregate of up to 4,142,102 shares of Common Stock issued or issuable under stock option plans approved by the Company's Board of Directors from time to time (the "Incentive Stock Options"); (v) an aggregate of 5,943,536 shares of Series A Preferred Stock issued at $2.019 per share (the "Series A Preferred Stock"); (vi) warrants to purchase an aggregate of up to 5,943,536 shares of Common Stock (the "Purchaser Warrants") exercisable at $.01 per share, issued in connection with the sale of the Series A Preferred Stock; (vii) an aggregate of 1,857,355 shares of the

         Company's Series B Redeemable Preferred Stock (the "Series B Preferred Stock") issued at $2.019 per share; (viii) warrants to purchase an aggregate of up to 3,714,710 shares of Common Stock ultimately issued in connection with the sale of the Series B Preferred Stock (the "Series B Warrants"), exercisable at $.01 per share; (ix) warrants to purchase up to 65,728 shares of Common Stock at an exercise price of $.01 per share issued pursuant to a settlement agreement between the Company and one of its stockholders, and any shares of Common Stock issuable upon exercise thereof; (x) any shares of Common Stock issued upon exercise of the Universal and Spielberg Warrants, the H&Q Warrants, the Offering Warrants, the Incentive Stock Options, the Purchaser Warrants and the Series B Warrants; and (xi) any shares of Common Stock issued upon conversion of the Offered Series A Preferred Stock or the Series B Preferred Stock."

3. Section 2(e) of the Series A Warrants is hereby amended to read in its entirety as follows:

         "Notwithstanding anything to the contrary contained herein, this Warrant may not be exercised by the Holder hereof and shall be canceled, rescinded and of no force or effect against the Issuer if the Issuer consummates a Qualified Public Offering on or before October 31, 2003. Further, to the extent this Warrant has not been exercised by the Holder hereof prior to a Qualified Public Offering, it shall be deemed exercised, pursuant to the cashless exercise provision set forth above in Section 2(b), as of the date one day prior to the Qualified Public Offering. If upon or after the consummation of a Qualified Public Offering the Issuer requests that the original hereof be marked `canceled' and returned to the Issuer, the Holder hereof agrees to honor such request."

4. The parties to this Amendment acknowledge and agree that as of the date of this Amendment no adjustments in the number of shares issuable upon exercise of the Series A Warrants or the exercise price thereof has been made pursuant to
Section 4 of the Series A Warrants.

5. Except as amended hereby, the Series A Warrants shall remain in full force in effect.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to Warrants to be duly executed as of the date and year first written above.



                                           DIGITAL THEATER SYSTEMS, INC.

                                           By:    /s/  Jon E. Kirchner
                                                  --------------------

                                                  Name:   Jon E. Kirchner
                                                          ---------------

                                                  Title:  President & CEO
                                                          ---------------










               [SIGNATURE PAGE TO AMENDMENT TO SERIES A WARRANTS]

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to Warrants to be duly executed as of the date and year first written above.



                                                  EOS PARTNERS SBIC, L.P.

                                                  By: Eos SBIC General, L.P.
                                                      its General Partner

                                                  By: Eos SBIC Inc.
                                                      its General Partner


                                                  By: /s/  Steven M. Friedman
                                                      -----------------------

                                                      Name: Steven M. Friedman
                                                            ------------------

                                                      Title: President
                                                             ---------

















               [SIGNATURE PAGE TO AMENDMENT TO SERIES A WARRANTS]

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to Warrants to be duly executed as of the date and year first written above.



                                                   WESTON PRESIDIO CAPITAL II

                                                   By:    /s/  James B. McElwee
                                                          ---------------------

                                                          Name: James B. McElwee
                                                                ----------------

                                                          Title: General Partner
                                                                 ---------------















               [SIGNATURE PAGE TO AMENDMENT TO SERIES A WARRANTS]

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to Warrants to be duly executed as of the date and year first written above.



                                            SCRIPPS VENTURES, L.L.C.

                                            By:  /s/ Benjamin A. Burditt
                                                 -----------------------

                                                 Name:  Benjamin A. Burditt
                                                        -------------------

                                                 Title:  Senior Vice President
                                                         ---------------------











               [SIGNATURE PAGE TO AMENDMENT TO SERIES A WARRANTS]

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to Warrants to be duly executed as of the date and year first written above.



                                                 THE PHOENIX PARTNERS IV LIMITED
                                                 PARTNERSHIP

                                                 By:  /s/  David B. Johnston
                                                      ----------------------

                                                        Name:  David B. Johnston
                                                               -----------------

                                                        Title:  General Partner
                                                                ---------------

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to Warrants to be duly executed as of the date and year first written above.



                                                     H&Q DIGITAL THEATER SYSTEMS
                                                     INVESTORS, L.P.

                                                     By:  ______________________

                                                            Name:  _____________

                                                            Title:  ____________




















               [SIGNATURE PAGE TO AMENDMENT TO SERIES A WARRANTS]

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to Warrants to be duly executed as of the date and year first written above.



                                                  AT COMMUNICATIONS KK

                                                  By:  /s/  Takeo Asano
                                                       ----------------

                                                       Name:  Takeo Asano
                                                              -----------

                                                       Title:  Managing Director
                                                               -----------------























               [SIGNATURE PAGE TO AMENDMENT TO SERIES A WARRANTS]

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to Warrants to be duly executed as of the date and year first written above.



                                                  /s/ Anastasia Welp
                                                  -----------------------------
                                                  Anastasia Welp

                                                  /s/ Joe Dellaria
                                                  -----------------------------
                                                  Joe Dellaria

                                                  -----------------------------
                                                  Mike Smyth

                                                  /s/ Ming Yan
                                                  -----------------------------
                                                  Ming Yan

                                                  /s/ Mr. W.L. Neighbors
                                                  -----------------------------
                                                  Mr. W.L. Neighbors

                                                  /s/ Mrs. W.L. Neighbors
                                                  -----------------------------
                                                  Mrs. W.L. Neighbors

                                                  /s/ Patricia Gadomski
                                                  -----------------------------
                                                  Patricia Gadomski

                                                  /s/ Patrick Watson
                                                  -----------------------------
                                                  Patrick Watson

                                                  /s/ Ronald Booth
                                                  -----------------------------
                                                  Ronald Booth

                                                  /s/ Hing Tong Cheung
                                                  -----------------------------
                                                  Hing Tong Cheung

                                                  /s/ Andrea Nee
                                                  -----------------------------
                                                  Andrea Nee

                                                  /s/ William Neighbors
                                                  -----------------------------
                                                  William Neighbors




               [SIGNATURE PAGE TO AMENDMENT TO SERIES A WARRANTS]

         IN WITNESS WHEREOF, the undersigned have caused this Amendment to Warrants to be duly executed as of the date and year first written above.



                                                   /s/ Jon E. Kirchner
                                                   -----------------------------
                                                   Jon Kirchner

                                                   /s/ Julie Koppel
                                                   -----------------------------
                                                   Julie Koppel

                                                   /s/ Mr. John C. Dyatt
                                                   -----------------------------
                                                   Mr. John C. Dyatt

                                                   /s/ Mrs. John C. Dyatt
                                                   -----------------------------
                                                   Mrs. John C. Dyatt

                                                   /s/ Dan Slusser
                                                   -----------------------------
                                                   Dan Slusser

                                                   /s/ Richard Koppel
                                                   -----------------------------
                                                   Richard Koppel

                                                   -----------------------------
                                                   Terry Beard




               [SIGNATURE PAGE TO AMENDMENT TO SERIES A WARRANTS]

                                   SCHEDULE A

INVESTOR                                                           NUMBER OF SHARES
Eos Partners SBIC, L.P.                                            1,461,119
Weston Presidio Capital II                                         2,352,650
Scripps Ventures, L.L.C.                                           1,176,325
The Phoenix Partners IV Limited Partnership                        198,118
H&Q Digital Theater Systems Investors, L.P.                        371,471
Anastasia Welp                                                     2,500
Joe Dellaria                                                       5,000
Mike Smyth                                                         3,467
Ming Yan                                                           2,477
Mr. and Mrs. W.L. Neighbors                                        2,500
Patricia Gadomski                                                  1,500
Patrick Watson                                                     12,382
Ronald Booth                                                       20,000
Hing Tong Cheung                                                   36,157
Andrea Nee                                                         2,500
AT Communications KK                                               59,517
William Neighbors                                                  2,500
Jon Kirchner                                                       2,962
Julie Koppel                                                       12,382
Mr. and Mrs. John C. Dyatt                                         28,321
Dan Slusser                                                        12,382
Richard Koppel                                                     49,034
Terry Beard                                                        60,000